Property And Equipment, Net - Summarry of Future Minimum Capital lease Payments Were As Follows (Detail) - Dec. 31, 2020 ¥ in Thousands, $ in Thousands	CNY (¥)	USD ($)
2021	¥ 5,111	$ 783
Total minimum capital lease payments	5,111	783
Less: Interest component	(295)	(45)
Present value of minimum capital lease payments	¥ 4,816	$ 738